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                                                                      Exhibit 99
                 DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

                    Peoples Bancorp of North Carolina, Inc.

                                 Common Stock

                                 PLAN SUMMARY


     This is a summary of the Peoples Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan (the "Plan") relating to investments in Peoples Bancorp Common Stock, no par value ("Common Stock"). The Terms and Conditions of the Plan are set forth below.

How to Enroll in the Plan

     Shareholders of record may enroll and become participants in the Plan by completing and signing a Plan Authorization Form. Enrollment is entirely voluntary and does not represent a commitment to purchase additional shares of Peoples Bancorp Common Stock.

     If you currently own shares of Peoples Bancorp Common Stock that are held on your behalf by a bank or broker (that is, in "street name"), you will need to arrange with the record holder of your shares to have at least one of your shares registered directly in your name in order to be eligible to participate.

     All shareholders in whose name(s) the current registration is shown need to sign the Authorization Form. Once completed, the Authorization Form must be mailed to the Plan Administrator at:

                    Registrar and Transfer Company
                    Direct Purchase/DRP Department
                    10 Commerce Drive
                    Cranford, NJ 07016-3572

     Enrollment in the Plan may not be available to persons residing in certain states or residing outside of the United States.

Optional Dividend Reinvestment

     For all shares of Common Stock which you hold of record, you may elect to have all dividends used to purchase additional shares of Common Stock. To have dividends reinvested, you need only sign and return the Authorization Form. Dividends will be automatically reinvested unless
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you indicate on the Authorization Form that you want to have dividend checks mailed to you. Dividends paid on shares held in the Plan for you will be reinvested. If you prefer, you may select a partial dividend reinvestment of 25%, 50% or 75% of the shares held by you and receive a check for the remainder of the cash dividend on your shares.

Optional Cash Investments

     Participants may make additional purchases of Common Stock by sending a check with the Authorization Form or at any time thereafter. Once you have enrolled, the minimum optional cash investment amount is $25. The maximum purchase amount per quarter is $2,500. Optional cash payments may be made by sending a check or money order drawn on a U.S. bank in U.S. currency payable to the Plan Administrator at the address noted above for the amount you wish to invest, plus a $1.50 transaction fee charged by the Plan Administrator.

     Payment for shares may also be made by automatic account withdrawal. If you wish to elect this option, you must complete the appropriate documentation. A 75c transaction fee will be charged for each automatic debit and will be deducted from the amount debited from your account. Automatic withdrawals should be made on the 10/th/ day of each month, or if that day is not a business day, the next business day.

     Also, if you are a Peoples Bancorp employee, payments for shares may be made by payroll deduction upon your completion of the necessary documentation.

     No interest will be paid on amounts held by the Plan Administrator pending investment.

Account Statements

     A transaction advice will be sent promptly after each transaction showing the details pertaining to the transaction.

How to Sell Shares Held in the Plan

     You may instruct the Plan Administrator to sell any or all shares held in your Plan account. To request the sale of any or all shares held in the Plan, complete the bottom portion of the statement of account provided or send a request in writing to the Plan Administrator at the address noted above. The request should indicate the shares to be sold and not the dollar amount to be received as a result of the sale. All participants listed on the account must sign the request. A fee of $10.00 plus brokerage commission will be charged for each sale.

How to Deposit Certificates for Safekeeping

     To help safeguard your certificates against loss or theft, you may elect to deposit Common Stock certificates into your Plan account. The Plan charges a fee of $5.00 per deposit of one or more
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certificates. When enrolling in the Plan, certificates can be sent to the Plan
Administrator along with a completed Authorization Form. Once enrolled in the Plan, additional certificates sent to the Plan Administrator for safekeeping should include the completed bottom portion of your account statement.

     The certificates to be deposited together with an Authorization Form or bottom part of the statement should be sent by registered mail to the Plan Administrator at the address provided below; include with the request a check or money order for $5.00 payable to Registrar and Transfer Company:

                        Registrar and Transfer Company
                        Direct Purchase/DRP Department
                        10 Commerce Drive
                        Cranford, NJ 07016-3572

     It is recommended that you use registered mail when sending stock certificates and that you purchase insurance to protect you in the event they are lost in the mail. Do not endorse the certificates.

How to Request a Certificate

     Shares held in a Plan account for you will be credited to your account in book entry form. Fractional share purchases will be calculated to four decimal places. You may request a certificate for some or all of the whole shares held in the Plan. The request for issuance of a stock certificate can be made using the bottom portion of the statement of account. There is a $5.00 fee anytime you have shares removed from the plan and distributed to you.

Making Gifts of Shares

     You can make a gift of shares held by you in the Plan by writing a letter indicating the number of shares that you wish to give. You must complete all of the registration information on the reverse side of the statement and all parties listed on the account must sign the request. Signatures of all registered holders must be "Medallion Guaranteed" by a financial institution participating in the Medallion Guarantee program. The Medallion Guarantee program ensures that the individual signing is in fact the owner as indicated on the participant's account. You can also enroll the recipient in the Plan allowing all dividends to be reinvested.

Account Termination

     You can terminate your Plan account by completing and sending in the bottom portion of your account statement or by writing to the Plan Administrator at the address noted above. You will receive a certificate for all full shares and a check for any fractional shares held in your account. No
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certificates will be issued for fractional shares. When shares are removed from your account and distributed pursuant to your request, a $5.00 fee will be charged. If a sale of shares to a third party is requested in connection with a termination, a $10.00 sales fee and brokerage commissions will be charged.

Costs of the Plan

     Some services are currently provided to you under the Plan free of any charge. For these services, any charges will be paid by Peoples Bancorp. For other services, the charges of the Plan Administrator will be passed on to you. In some cases you must pay a proportionate share of brokerage commissions. Your costs for services by the Plan are currently as follows:

     1. Dividend Reinvestment: All fees and brokerage commissions are absorbed by the Company.
     2. Optional Cash Investments: At present, there is a $1.50 fee per check received. If cash investments are made through automatic bank account withdrawals the fee is 75c per withdrawal or deduction. Brokerage commissions are absorbed by the Company.
     3. Sale of Shares Held in the Plan: There is a $10.00 fee per sale, plus brokerage commission.
     4. Withdrawal of Shares from the Plan: There is a $5.00 fee anytime shares are removed from the Plan and distributed upon the request of a participant.
     5. Deposit of Certificates for safekeeping: A fee of $5.00 per deposit will be charged.

     The fee structure is subject to change. If there are changes to the fee structure, you will be notified in advance of implementation.

Brokerage Commissions

     Purchase of Shares. At present, there are no brokerage commissions charged for the purchase of shares, either through dividend reinvestment or through cash contributions.

     Sale of Shares. Brokerage commissions incurred in selling shares through the Plan will be paid by Plan participants. Brokerage commissions charged to Plan participants will be those the Plan Administrator must pay in the ordinary course of market transactions. This expense will be deducted from the proceeds from the sale of shares. Brokerage commissions will be allocated on a pro rata basis to Plan participants who are selling shares through the Plan. Brokerage commission rates are determined by the brokerage firm and not by the Plan Administrator. The Plan Administrator will seek to ensure that competitive and normal brokerage commissions are charged, consistent with the low-cost and aggregate transaction character of the Plan.

Questions?

     Questions about the Plan should be directed to the Plan Administrator by calling 1 (800) 368-5948, or by writing to:
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                        Registrar and Transfer Company
                        Direct Purchase/DRP Department
                        10 Commerce Drive
                        Cranford, NJ 07016-3572

                              Terms and Conditions

     Set forth below are the Terms and Conditions for the Peoples Bancorp of North Carolina, Inc. Dividend Reinvestment and Stock Purchase Plan (the "Plan") relating to investments in Peoples Bancorp of North Carolina, Inc. Common Stock, no par value (the "Common Stock"). These Terms and Conditions apply to all participants in the Plan. Participants should retain this brochure for future reference. Peoples Bancorp of North Carolina, Inc. (hereinafter "Peoples Bancorp" or the "Company") hereby appoints Registrar and Transfer Company as Plan Administrator, to act as agent on behalf of and with the authorization of each Plan participant under these Terms and Conditions.

1.   General

     The Plan Administrator, acting as agent for each participant, will, when authorized by the participant:

     (a) reinvest dividends for the purchasing of additional shares of Common Stock, calculated to four decimal places;
     (b) receive and use cash contributions to purchase additional shares of Common Stock, calculated to four decimal places;
     (c) make automatic withdrawals from bank accounts and, if you are an employee, make payroll deductions to purchase additional shares of Common Stock, calculated to four decimal places;
     (d) accept stock certificates for deposit into the Plan for safekeeping;
     (e) sell shares of Common Stock held in the Plan; and
     (f) consummate gifts of Common Stock held in the Plan.

2.   Plan Enrollment

     Only registered shareholders of Common Stock may enroll in the Plan. Registered shareholders may enroll and become participants in the Plan by completing, signing and returning a Plan Authorization Form to the Plan Administrator. Beneficial owners whose shares are registered in names other than their own (for example, in the name of a broker, bank or other nominee) and who wish to participate in the Plan must become the owners of record of at least one share. Beneficial owners must have at least one share transferred in their names in order to participate.

     All shareholders in whose name(s) the Plan shares will be registered must sign the Plan Authorization Form. Once enrolled, participation in the Plan continues until terminated by the participant, by the Company or by the Plan Administrator.
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     Enrollment in the Plan may not be available to residents of certain states and to persons who are not United States residents.

3.   Dividend Reinvestment

     Plan participants may elect to have dividends used to purchase additional shares of Common Stock by signing, returning and making the appropriate designation on the Plan Authorization Form.
Participants may elect to reinvest 25%, 50%, 75% or 100% of the dividends on their shares. If a participant elects to have less than 100% of his or her dividends reinvested, that election will apply only to shares registered in the name of the participant, and 100% of the dividends paid on Plan shares credited to the participant's account will be reinvested. All participants listed on the account must sign the Plan Authorization Form. Dividends will be commingled and aggregated for the purpose of making purchases of shares. Shares will be purchased at the time and for the prices described in Sections 10 and 11 of these Terms and Conditions.

4.   Cash Purchases

     Plan participants may make cash contributions to the Plan to be used by the Plan Administrator to make purchases of Common Stock. The minimum cash purchase by registered shareholders is $25. The maximum amount permitted to be used to purchase the Common Stock is $2,500 per calendar quarter. Enrollment and cash purchases are entirely voluntary. The participant is not obligated at any time to make additional cash contributions to purchase Common Stock. Contributions to purchase Common Stock can be sent to the Plan Administrator at any time and must be made either by check or money order in U.S. funds drawn on a U.S. bank made payable to the Plan Administrator. Optional cash payments received by the Plan Administrator less than two business days before an Investment Date will be invested on the following Investment Date. The required fee of $1.50 should accompany each check. There will be a $15.00 charge for checks returned due to insufficient funds.

     Cash contributions may also be made by automatic account withdrawals upon completion of required documentation. A 75c transaction fee will be charged for each automatic withdrawal and will be deducted from the amount withdrawn from the participant's account. Automatic deductions should be made on the 10/th/ day of each month, or if that day is not a business day, on the next business day. Peoples Bancorp employees may make cash contributions by payroll deduction upon completion of required documentation.

     Cash contributions may not be accepted by the Plan Administrator if a participant imposes any restrictions with respect to the number of shares to be purchased, the price at which the shares are to be purchased or the timing of the purchase.

     Shares will be purchased at the times and for the prices described in Sections 10 and 11 of these Terms and Conditions.
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5.   Sale of Plan Shares

     Participants in the Plan may instruct the Plan Administrator to sell any or all shares held in the participant's Plan account. The Plan Administrator may aggregate all requests for shares to be sold. Shares will be sold on the open market in ordinary brokerage transactions through a registered broker. The shares may be sold on any exchange on which the shares of Peoples Bancorp are listed or in any market in which transactions in shares of Peoples Bancorp are traded. Sales will be processed within seven business days after receipt of the request for sale. The price of shares sold for a participant shall be the weighted average price of all shares sold by the Plan Administrator's broker for each aggregate order placed by the Plan Administrator.

     Net proceeds of the sale will be sent by check to the participant at the address of record promptly after the completion of the sale order. A transaction fee of $10.00 and a brokerage commission will be deducted from the net sale amount for each sale requested.

     The sale of shares must be requested in writing by delivery of the request to the Plan Administrator at the address provided in Section 24 of these Terms and Conditions. Facsimile requests transmitted via telefax may be accepted at the discretion of the Plan Administrator. The request must indicate the number of shares to be sold. The participant cannot request the dollar amount to be received as a result of the sale. All participants listed on the account must sign the request. In order for sale orders to be considered as having been received, the orders must have been received before 12 noon Eastern Time.

6.   Depositing Certificates for Safekeeping

     Participants may elect to deposit Common Stock certificates into their Plan account. The Plan Administrator currently charges a fee of $5.00 for certificates deposited together in one transaction. To deposit certificates into the Plan, participants must send the certificates to the Plan Administrator at the address provided in Section 24, along with the fee, with a request to have the certificates deposited into the Plan.

7.   Certificate Requests

     Participants may request the Plan Administrator to issue a certificate(s) for some or all of the full shares held in the Plan. The request must be in written form and must be delivered to the Plan Administrator. There is a $5.00 fee when a participant withdraws shares from the Plan and has a certificate issued. If all full shares held by the Plan account are requested, the account will be terminated and a check for any fractional share will be issued to the participant.

8.   Deposit of Funds

     Dividends allocated for reinvestment and cash contributions received from participants will be deposited in a non-interest bearing account controlled by the Plan Administrator for the benefit of the participant, pending investment. Funds of participants may be commingled and aggregated for the purpose of purchasing shares.
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9.   Stock Purchases

     All shares purchased pursuant to this Plan will be purchased on the open market at then current market prices or directly from the Company, in which case they will be issued by the Company out of legally authorized but unissued shares of Common Stock. The choice of whether shares will be purchased on the open market or from the Company will be determined by the Company in its discretion, based on the best interests of the Company.

10.  Time of Purchases

     Purchases under the Plan will be made monthly on each "Investment Date." The Investment Date for purchases made as a result of dividend reinvestment will be on the close of business on the dividend payment date or as soon as practicable thereafter. During the months in which the Company pays dividends, the Investment Date for purchases made as a result of cash contributions (including automatic withdrawals and payroll deductions) will be on the dividend payment date or as soon as practicable thereafter. During months in which the Company does not pay dividends, the Investment Date for purchases made as a result of cash contributions (including automatic withdrawals and employee payroll deductions) will be the twentieth (20/th/) day of the month or, if that day is not a business day, the next business day or as soon as practicable thereafter.

     A participant will become the owner of shares purchased through the Plan on the date the share purchases are settled (credited to the account of the Plan Administrator at the registered broker dealer for the benefit of Plan participants.) If, within 30 days after the Investment Date, the Plan Administrator cannot buy the shares due to an inadequate supply of shares or other reasons, then the Plan Administrator will send participants a check for the amount of dividends due and any cash contributed.

11.  Share Purchase Price

     If the Plan Administrator purchases shares through open market transactions, the price of shares acquired for a participant's account will be the weighted average price of all shares purchased by the Plan Administrator's broker for each aggregate order placed by the Plan Administrator. Such purchases will be made on the open market through a registered broker and will be conducted in ordinary brokerage transactions on any exchange or in any market in which the Common Stock is traded. At present there are no brokerage commissions or service fees charged for the purchase of shares.

     The purchase price for newly issued shares of Common Stock purchased by the Plan Administrator directly from the Company will be equal to the average of the high and low prices for the Company's Common Stock as quoted on the Nasdaq National Market (or on any other market which becomes the major trading market for such shares) for the last 10 trading days preceding the purchase date.
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12.  Making Gifts of Shares

     Participants can make a gift of shares held in the Plan by writing a letter to the Plan Administrator indicating the number of shares that they wish to give. Participants must provide all of the required registration information and all parties listed on the account must sign the request. Signatures of all registered holders must be "Medallion Guaranteed" by a financial institution participating in the Medallion Guarantee program. The Medallion Guarantee program ensures that the individual signing is in fact the owner as indicated on the participant's account. Participants can also enroll the recipient in the Plan allowing all dividends to be reinvested.

13.  Book Entry Shares

     Common Stock purchased through the Plan, shares credited for any stock dividend, stock split or other distribution declared by the Company and shares deposited for safekeeping by participants will be credited to each participant's account in book entry form. Share purchases will be calculated to four decimal places. Certificates for whole shares will be issued only upon written request from the participant to the Plan Administrator. Book entry shares will be held for participants in the nominee account of the Plan Administrator.

14.  Transaction Advices and Account Statements

     After each investment, participants will receive a statement showing account information, including amounts invested, purchase and/or sale prices and shares purchased and/or sold. This statement will provide a cost record of purchases under the Plan.

15.  Important Disclosure Information

     The Plan is an issuer plan offered by Peoples Bancorp and administered by the Plan Administrator. The securities held in Plan accounts for Plan participants and sales proceeds and funds held pending investment are not subject to protection under the Securities Investor Protection Act of 1970. Funds held by the Plan Administrator are not deposits of Peoples Bancorp or any of its subsidiaries, deposits of the Plan Administrator or other obligations of, or guaranteed by, the Plan Administrator or its affiliates and are not insured by the FDIC, the SIPC or any other entity. Shares of Common Stock are subject to market risk and possible loss of investment.

     The Plan Administrator neither provides advice nor makes recommendations with respect to purchasing or selling shares of Common Stock. Any decision to purchase or sell must be made by each individual Plan participant based on his or her own research and judgment. Participation in the Plan is entirely voluntary and at the discretion of each participant.

16.  Price Fluctuation Disclosure and Binding Instructions

     The trading price of Common Stock may rise or fall during the period between a request for purchase or sale, its receipt by the Plan Administrator and the ultimate purchase or sale on the open market or directly from the Company. Instructions sent to the Plan Administrator to purchase or sell
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shares may not be rescinded and are binding on the participant. The Plan
Administrator may, in its own discretion, accept written requests to revoke instructions. Neither the Company nor the Plan Administrator has any responsibility for the market value of shares maintained on a participant's behalf or for changes in market price between the time an order is sent to the Plan Administrator and the time an order is executed. Shares will normally be purchased on the Investment Date as set forth in Section 10 of these Terms and Conditions. Depending upon the time when a participant initiates a purchase as a result of a cash contribution, there may be a substantial delay until the Investment Date on which shares will be purchased.

17.  Tax Consequences

     All sales of Common Stock are subject to income tax reporting and will be reported on Form 1099B or other appropriate form. It is solely the participant's responsibility to determine the tax consequences of such sales. Participants are responsible for determining and recording their tax basis and calculating gains or losses as a result of Plan participation.

     A participant will be subject to federal income tax on a taxable dividend in an amount equal to the actual purchase price to the Plan Administrator of the shares purchased with reinvested dividends plus the $1.50 per reinvestment transaction fee paid by Peoples Bancorp and that portion of any brokerage commissions paid by Peoples Bancorp which is attributable to the purchase of the participant's shares. In the case of shares purchased with optional cash payments, a participant will be treated as having received an additional dividend in an amount equal to the portion of any brokerage commissions paid by Peoples Bancorp which is attributable to the purchase of the participant's shares.

18.  Account Termination

     Participants may terminate their Plan participation at any time by delivering to the Plan Administrator a written notice of such termination. With the termination notice, the participant can request to have a certificate issued for all full shares held in the Plan or to have all shares held in the Plan sold. If a participant's request for termination is received less than five business days before the record date for a cash dividend, that cash dividend will be reinvested in accordance with the participant's prior instructions. A $5.00 fee will be payable at the time shares are removed from the Plan and distributed upon the request of a participant. If the shares are sold, there is a $10.00 fee for conducting a sale of shares held in the Plan and a brokerage commission will be deducted from the net sale amount for each sale requested.
If a certificate is requested, unless otherwise requested by a participant, the Plan Administrator will issue a certificate for all full shares held in the Plan. Any fractional shares held in the Plan will be sold and a check representing the proceeds of the sale will be issued and mailed with the certificate. Since the transaction volume for fractional shares may not be sufficient to warrant an open market sale, the Plan Administrator may use the average of the high and low trading prices for the most recent previous trading day to determine the price paid for the fractional share.
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19.  Costs of the Plan

     The current costs to the participant for each type of transaction are:

     . Dividend Reinvestment: All fees and brokerage commissions are absorbed by the Company.
     . Optional Cash Investments: There is a $1.50 fee per check received. If cash investments are made through automatic bank account withdrawals, the fee is 75c per withdrawal or deduction. Brokerage commissions are absorbed by the Company.
     . Sale of Shares Held in the Plan: There is a fee of $10.00 per sale, plus brokerage commission.
        Withdrawal of Shares from the Plan: There is a $5.00 fee anytime shares are removed from the Plan and distributed upon the request of a participant.
     .  Deposit of Certificates: There is a fee of $5.00 per deposit.

     The fees and costs to participants may be changed by the Company in its discretion. If there are changes to the fee structure, participants will be notified in advance of implementation.

Brokerage Commissions

     Sale of Shares. Brokerage commissions charged to Plan participants will be those the Plan Administrator must pay in the ordinary course of market transactions. The expense will be deducted from the proceeds of a sale of shares. Brokerage commissions will be allocated on a pro rata basis to Plan participants who are selling shares through the Plan. Brokerage commission rates are determined by the brokerage firm and not by the Plan Administrator. The Plan Administrator will seek to ensure that competitive and normal brokerage commissions are charged, consistent with the low-cost and aggregate transaction character of the Plan.

     Purchase of Shares. At present, there are no brokerage commissions charged to participants for the purchase of shares.

20.  Stock Distributions

     Distribution of full and fractional shares as a result of stock dividends, stock-splits or other similar distributions with respect to shares held under the Plan will be credited to the participant's account in book entry form. A transaction statement will be sent to the participant indicating the number of full and fractional shares credited to the account. There will not be an additional fee charged for the crediting of shares to Plan accounts as a result of stock distributions.

21.  Voting Shares Held in the Plan

     The participant will vote the shares held in the Plan in the same manner as shares in certificated form. Each participant in the Plan will receive notices of meetings, proxy statements and other information sent to shareholders and will receive proxy cards for the full and fractional shares held in the Plan.
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22.  Disclaimer

     Neither the Company nor the Plan Administrator will be liable to any participant in the Plan for any act done in good faith or for any good faith omission to act including, without limitation, any claim of liability (i) arising out of failure to terminate a participant's account or sell shares in the Plan or invest optional cash payments without receipt of proper documentation and instructions; and (ii) with respect to the prices and times at which shares are purchased or sold for the participant's account, including fluctuation in market value of shares being maintained on behalf of a participant.

23.  Enrollment of Foreign Investors

     If you live outside of the United States, you should first determine if there are any laws or governmental regulations that would prohibit your participation in the Plan. The Company and the Plan Administrator reserve the right to terminate the participation of any shareholder if it deems it advisable under any foreign laws or regulations.

24.  Delivery Address

     Delivery of written instructions to Registrar and Transfer Company must be made to the address as noted below:

                        Registrar and Transfer Company
                        Direct Purchase/DRP Department
                        10 Commerce Drive
                        Cranford, NJ 07016-3572
                        Facsimile: (908) 497-2312

25.  Replacement of Plan Administrator

     The Company reserves the right to remove the Plan Administrator and appoint a new Plan Administrator at any time upon prior notice to the Plan participants. The Plan Administrator reserves the right to resign at any time upon at least ninety (90) days notice to the Company. Any new plan administrator appointed by the Company shall automatically assume all of the rights and obligations of the Plan Administrator under these Terms and Conditions.

26.  Plan Modification, Termination and Limitation

     The Company and the Plan Administrator reserve the right to modify the Plan, including the right to terminate the Plan upon written notice mailed to Plan participants at their address of record. In addition, the Company and the Plan Administrator reserve the right to interpret and regulate the Plan as they deem necessary or desirable in connection with Plan operations. If the Plan is terminated, the shares held in book entry form will be certified as described in
Section 18. If any regulatory agency or any law prohibits all or portions of the Plan, the Plan may be amended or terminated as required by the Company or the Plan Administrator.
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     The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina. The receipt of the Plan Authorization Form by the Plan Administrator shall constitute authorization for the Plan Administrator to act as the participant's agent in the performance of services under the Terms and Conditions of the Plan. The signing and mailing of the Plan Authorization Form shall constitute an offer by the participant to establish an agency relationship with the Plan Administrator and be governed by the Terms and Conditions of the Plan.